UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No. )

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CORVEL CORPORATION

(Name of Registrant as Specified in Its Charter)

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CORVEL CORPORATION ATTN: SHARON O’CONNOR 5128 APACHE PLUME ROAD, SUITE 400 FORT WORTH, TEXAS 76109 Your Vote Counts! CORVEL CORPORATION 2024 Annual Meeting Vote by Wednesday, July 31, 2024 11:59 P.M. Eastern Time V53402-P14995 You invested in CORVEL CORPORATION and it’s time to vote! You have the right to vote on the proposals being presented at the 2024 Annual Meeting. This is an important notice regarding the availability of proxy materials for the 2024 Annual Meeting to be held on Thursday, August 1, 2024 at 8:30 a.m. Pacific Time. Get informed before you vote. View the Notice of Annual Meeting of Stockholders, Proxy Statement and 2024 Annual Report on Form 10-K at www.proxyvote.com OR you can receive a free paper or email copy of the materials by requesting them prior to Thursday, July 18, 2024. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.proxyvote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* Thursday, August 1, 2024 8:30 a.m. Pacific Time 1920 Main Street, Suite 900 Irvine, California 92614 *Please check the meeting materials for any special requirements for meeting attendance. At the 2024 Annual Meeting, you will need to request a ballot to vote these shares.

Vote at www.proxyvote.com THIS IS NOT A VOTABLE BALLOT. This is an overview of the proposals being presented at the upcoming 2024 Annual Meeting. Please follow the instructions on the reverse side to vote on these important matters. Board Proposals Recommends 1. To elect six directors, each to serve until the 2025 annual meeting of stockholders or until his or her successor has been duly elected and qualified; Nominees: For All 01) V. Gordon Clemons 04) Alan R. Hoops 02) Joanna M. Burkey 05) R. Judd Jessup 03) Steven J. Hamerslag 06) Jeffrey J. Michael 2. To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal For year ending March 31, 2025. Note: We may transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “Delivery Settings.” V53403-P14995